Exhibit 10.4

January 24, 2006

Insight Corporation

4651 Roswell Road, Suite B-106

Atlanta, Georgia 30356

Dear Sirs,

RE:

Consulting Agreement dated November 22, 2004 (the “Agreement”)

Pursuant to paragraph 3 of the Agreement and the instructions of Insight Corporation (“Insight”), DataJungle Software Inc. (“DataJungle” or the “Company”) issued warrants as follows:

Series A

Asian Development Consortium, Inc.

750,000

Series A

Pacific Management Services, LLC

750,000

Series B

Synergistic Affiliates, Inc.

750,000

Series B

Windstar Corporation

750,000

Pursuant to paragraph 12 of the Agreement, we hereby serve notice of our intention to terminate the Agreement, effective immediately, and to retract and to cancel the 1,500,000 Series B warrants issued.

As consideration for arranging for the immediate forfeiture and cancellation of the 1,500,000 Series A warrants, DataJungle shall pay to Insight a total of 305,000 shares of restricted common stock of the Company.  These shares have not been registered under the Securities Act of 1933 (the “Act”), and accordingly are "restricted securities" within the meaning of Rule 144 of the Act.

If you are in agreement with the above terms and conditions, please:

1.

sign a copy of this letter and return it to us:

2.

execute the attached Subscription Agreement and return it to us; and

3.

immediately return all of the Series A and Series B warrants for cancellation.

Upon receipt of the above we will immediately provide instructions to our transfer agent to issue the appropriate shares to Insight.

Yours truly,

DataJungle Software Inc.

/s/ Edward J. Munden

/s/ Larry Bruce

______________________________

______________________________

Name:  Edward J. Munden

Name:

Larry Bruce

Title:     President and CEO

Title:

CFO

We hereby accept the terms and conditions of this letter on this 24th day of January 2006.

Insight Corporation

_____________________________

Name: /s/ Lynette Laser

Title:  Vice President

Asian Development Consortium, Inc.

Pacific Management Services, LLC

______________________________

_____________________________

Name:

/s/ Lynette Laser

Name: /s/ Lynette Laser

Title:  Vice President

Title:  Managing Director

Synergistic Affiliates, Inc.

Windstar Corporation

______________________________

_____________________________

Name:

/s/ Lynette Laser

Name: /s/ Lynette Laser

Title: Vice President

Title:  Vice President

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